UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

SLM EDUCATION CREDIT FUNDING LLC

(Exact name of registrant as specified in its charter)

Depositor of

the SLM Private Credit Student Loan Trust 2002-A,
the SLM Private Credit Student Loan Trust 2003-A,
the SLM Private Credit Student Loan Trust 2003-B,
the SLM Private Credit Student Loan Trust 2003-C,
the SLM Private Credit Student Loan Trust 2004-A, and
the SLM Private Credit Student Loan Trust 2004-B.

Delaware	333-98169/333-109004	04-3480392

(State or other	(Commission File Numbers)
Jurisdiction of		(I.R.S. employer
Incorporation)		Identification No.)

20 Hemingway Drive
East Providence, RI 02915
(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 438-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 3

Item 8.01. OTHER EVENTS

On March 15, 2005,

•	the SLM Private Credit Student Loan Trust 2002-A made its tenth;

•	the SLM Private Credit Student Loan Trust 2003-A made its eighth;

•	the SLM Private Credit Student Loan Trust 2003-B made its seventh;

•	the SLM Private Credit Student Loan Trust 2003-C made its sixth;

•	the SLM Private Credit Student Loan Trust 2004-A made its fourth; and

•	the SLM Private Credit Student Loan Trust 2004-B made its third regular quarterly distribution of funds to holders of their Student Loan-Backed Notes. Sallie Mae, Inc., as the administrator for each of these trusts, distributed the respective Quarterly Servicing Report for each trust dated as of February 28, 2005 to that trust’s noteholders of record.

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     The Registrant is filing, on behalf of each Trust, the Quarterly Servicing Reports reflecting that Trust’s activities for the period ended February 28, 2005 as an Exhibit to this Form 8-K. These Quarterly Servicing Reports along with other information about each trust are also available on the Administrator’s website at http://www2.salliemae.com/investors/debtasset/slmsltrusts/.

     (c) Exhibits

19.1         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2002-A

19.2         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2003-A

19.3         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2003-B

19.4         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2003-C

19.5         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2004-A

19.6         Quarterly Servicing Report for SLM Private Credit Student Loan Trust 2004-B

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2005

SLM EDUCATION CREDIT FUNDING LLC

By:	/s/ MARK L. HELEEN

Name: Mark L. Heleen
Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBITS

Exhibit Number	Exhibit

19.1	Quarterly Servicing Report for the SLM Private Credit Student Loan Trust 2002-A
19.2	Quarterly Servicing Report for the SLM Private Credit Student Loan Trust 2003-A
19.3	Quarterly Servicing Report for the SLM Private Credit Student Loan Trust 2003-B
19.4	Quarterly Servicing Report for the SLM Private Credit Student Loan Trust 2003-C
19.5	Quarterly Servicing Report for the SLM Private Credit Student Loan Trust 2004-A
19.6	Quarterly Servicing Report for the SLM Private Credit Student Loan Trust 2004-B

Exhibit Index appears on Page 3